TACTICAL DIVIDEND AND MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 95.9%
	EQUITY - 95.9%
81,828	Communication Services Select Sector SPDR Fund	$ 7,809,664
43,139	Consumer Discretionary Select Sector SPDR Fund(a)	8,509,599
62,447	Consumer Staples Select Sector SPDR Fund	5,110,038
32,050	Energy Select Sector SPDR Fund	2,580,025
247,533	Financial Select Sector SPDR Fund	12,069,709
63,886	Health Care Select Sector SPDR Fund(a)	8,974,066
54,057	Industrial Select Sector SPDR Fund(a)	7,093,360
19,752	Materials Select Sector SPDR Fund	1,656,995
45,322	Real Estate Select Sector SPDR Fund	1,871,799
40,410	Technology Select Sector SPDR Fund(a)	8,484,888
26,995	Utilities Select Sector SPDR Fund	2,129,906
29,026	Vanguard Information Technology ETF	15,948,335
	TOTAL EXCHANGE-TRADED FUNDS (Cost $71,322,712)	82,238,384

	SHORT-TERM INVESTMENTS — 12.3%
	COLLATERAL FOR SECURITIES LOANED - 8.0%
6,826,918	Dreyfus Government Cash Management Fund, Institutional Class, 4.16% (Cost $6,826,918)(b),(c)	6,826,918

	MONEY MARKET FUNDS - 4.3%
3,707,738	MSILF Treasury Securities Portfolio, Institutional Class, 4.14% (Cost $3,707,738)(c)	3,707,738

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,534,656)	10,534,656

	TOTAL INVESTMENTS - 108.2% (Cost $81,857,368)	$ 92,773,040
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.2)%	(7,025,216)
	NET ASSETS - 100.0%	$ 85,747,824

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of April 30, 2025 was $10,156,420.
(b)	Security was purchased with cash received as collateral for securities on loan at April 30, 2025. Total collateral had a value of $6,826,918 at April 30, 2025. Additional non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $3,598,441.
(c)	Rate disclosed is the seven day effective yield as of April 30, 2025.